    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 1995


                                                       REGISTRATION NO. 33-60977
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                POST-EFFECTIVE
                                AMENDMENT NO. 1

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            PETER KIEWIT SONS', INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                                                           47-0210602
        (State or other jurisdiction            1221, 161, 162, 4813, 4911, 7374                  (I.R.S. Employer
             of incorporation)                    (Primary Standard Industrial                  Identification No.)
                                                  Classification Code Numbers)

                1000 KIEWIT PLAZA                                MATTHEW J. JOHNSON, ESQ.
              OMAHA, NEBRASKA 68131                               VICE PRESIDENT - LEGAL
                  (402) 342-2052                                 PETER KIEWIT SONS', INC.
   (Address, including zip code, and telephone                      1000 KIEWIT PLAZA
   number, including area code, of registrant's                   OMAHA, NEBRASKA 68131
           principal executive offices)                               (402) 342-2052
                                                    (Name, address, including zip code, and telephone
                                                    number, including area code, of agent for service)

                        MFS COMMUNICATIONS COMPANY, INC.

           DELAWARE                        4813                       47-0714388
 (State or other jurisdiction  (Primary Standard Industrial        (I.R.S. Employer
      of incorporation)        Classification Code Numbers)      Identification No.)

                           --------------------------

          3555 FARNAM STREET, SUITE 200                         TERRENCE J. FERGUSON, ESQ.
              OMAHA, NEBRASKA 68131                       SENIOR VICE PRESIDENT, GENERAL COUNSEL
                  (402) 977-5300                                      AND SECRETARY
   (Address, including zip code, and telephone               MFS COMMUNICATIONS COMPANY, INC.
   number, including area code, of registrant's               3555 FARNAM STREET, SUITE 200
           principal executive offices)                           OMAHA, NEBRASKA 68131
                                                                      (402) 977-5300
                                                    (Name, address, including zip code, and telephone
                                                    number, including area code, of agent for service)

                           --------------------------

                                   COPIES TO:

              JAMES D. DARROW, ESQ.                              JOHN S. D'ALIMONTE, ESQ.
           SUTHERLAND, ASBILL & BRENNAN                          STEVEN J. GARTNER, ESQ.
           1275 PENNSYLVANIA AVE., N.W.                          WILLKIE FARR & GALLAGHER
              WASHINGTON, D.C. 20004                               ONE CITICORP CENTER
                  (202) 383-0100                                   153 EAST 53RD STREET
                                                                 NEW YORK, NEW YORK 10022
                                                                      (212) 821-8000

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                    PROPOSED MAXIMUM    PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF          AMOUNT TO       OFFERING PRICE        AGGREGATE           AMOUNT OF
  SECURITIES TO BE REGISTERED      BE REGISTERED       PER SHARE         OFFERING PRICE     REGISTRATION FEE
Peter Kiewit Sons', Inc.               60,100          $21.17(1)         $1,272,500(2)           $439*
Class C Construction & Mining
Group Restricted Redeemable
Convertible Exchangeable Common
Stock, $0.0625 par value
Peter Kiewit Sons', Inc.            2,152,183(3)       $59.12(1)        $127,227,500(2)         $43,872*
Class D Diversified Group
Convertible Exchangeable Common
Stock, $0.0625 par value
MFS Communications                 40,091,664(5)       29.375(4)       $1,177,692,630(4)      $406,101(5)
Company, Inc. Common Stock, $.01
par value
MFS Communications                 15,000,000(5)        $1.00(6)         $15,000,000(6)        $5,173(5)
Company, Inc. Series B
Convertible Preferred Stock,
$.01 par value
MFS Communications                 347,822(5)(7)           --                  --                  --
Company, Inc. Common Stock, $.01
par value

*    Previously paid.
(1) Determined pursuant to Rule 457(f)(2) based on weighted average book value of securities to be received by Peter Kiewit Sons', Inc. in exchange offer per share of stock to be registered.
(2) Determined pursuant to Rule 457(f)(2) based on aggregate book value of securities to be received by Peter Kiewit Sons', Inc. in exchange offer per share of stock to be registered.
(3) Based on an assumed exchange of all of the convertible debentures and an aggregate of 5,000,000 shares of Class B Stock and Class C Stock of Peter Kiewit Sons', Inc.
(4) Estimated solely for purposes of determining the registration fee pursuant to Rule 457(f) based upon the high and low sales prices of the Common Stock of MFS Communications Company, Inc. as reported by the National Association of Securities Dealers, Inc.'s National Market System on June 9, 1995.
(5) In addition to the securities to be registered pursuant to this Registration Statement, the offering contemplated by the Prospectus forming a part of this Registration Statement also includes an aggregate of 40,439,490 shares of Common Stock, par value $.01 per share of MFS Communications Company, Inc. and 15,000,000 shares of Series B Convertible Preferred Stock, par value $.01 per share of MFS Communications Company, Inc. that are covered by Registration Statement No. 33-93504. A filing fee aggregating $411,274 was previously paid with the earlier registration statement relating to such 40,439,490 shares of Common Stock par value $.01 per share and 15,000,000 shares of Series B Convertible Preferred Stock par value $.01 per share.
(6) Estimated based upon the book value per share of $1.00 pursuant to Rule 457(f).
(7) Represents shares of Common Stock of MFS Communications Company, Inc. issuable upon conversion of the Series B Convertible Preferred Stock. Pursuant to the provisions of Rule 457(i) a separate registration fee is not payable.

                           --------------------------


    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

    BY  THIS POST-EFFECTIVE AMENDMENT  NO. 1  TO  THE  REGISTRATION
STATEMENT, PKS   HEREBY DEREGISTERS  165 SHARES  OF ITS CLASS  C CONSTRUCTION
& MINING GROUP RESTRICTED REDEEMABLE CONVERTIBLE EXCHANGEABLE COMMON STOCK, $0.0625 PAR VALUE AND 416,777 SHARES OF ITS CLASS D DIVERSIFIED GROUP CONVERTIBLE EXCHANGEABLE COMMON STOCK, $0.0625 PAR VALUE, WHICH SHARES WERE NOT ISSUED IN EXCHANGE FOR EXCHANGEABLE STOCK PURSUANT TO THE EXCHANGE OFFER TO WHICH THIS REGISTRATION STATEMENT RELATES. SUCH DEREGISTRATION IS BEING MADE IN ACCORDANCE WITH UNDERTAKING 1(C) MADE BY PKS IN THIS REGISTRATION STATEMENT PURSUANT TO ITEM 512(A)(3) OF REGULATION S-K
UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants has duly caused this post-effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Omaha, Nebraska on October 13, 1995.


          Peter Kiewit Sons', Inc.                  MFS Communications Company, Inc.
     By:          /s/ WALTER SCOTT, JR.             By:           /s/ JAMES Q. CROWE
  ---------------------------------------       ---------------------------------------
             Walter Scott, Jr.                               James Q. Crowe
                 President                               Chairman of the Board

                           PKS DIRECTORS AND OFFICERS


    Pursuant to the requirements of the Securities Act of 1933, this post-effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------

                      /s/ WALTER SCOTT, JR.
     -------------------------------------------        Chairman of the Board and President    October 13, 1995
                  Walter Scott, Jr.                      (Principal Executive Officer)

                              *
     -------------------------------------------        Vice Chairman and Director             October 13, 1995
                 William L. Grewcock

                                                        Executive Vice President -- Chief
                              *                          Financial Officer
     -------------------------------------------         (Principal Financial Officer) and     October 13, 1995
                   Robert E. Julian                      Director

                              *
     -------------------------------------------        Executive Vice President and           October 13, 1995
                  Kenneth E. Stinson                     Director

                              *
     -------------------------------------------        Controller                             October 13, 1995
                  Eric J. Mortensen                      (Principal Accounting Officer)

     -------------------------------------------        Director
                    Richard Geary

                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------

                              *
     -------------------------------------------        Director                               October 13, 1995
                  Leonard W. Kearney

                              *
     -------------------------------------------        Director                               October 13, 1995
                   Richard R. Jaros

                              *
     -------------------------------------------        Director                               October 13, 1995
                 George B. Toll, Jr.

     -------------------------------------------        Director
                   Richard W. Colf

                              *
     -------------------------------------------        Director                               October 13, 1995
                  Bruce E. Grewcock

                              *
     -------------------------------------------        Director                               October 13, 1995
                   Tait P. Johnson

                              *
     -------------------------------------------        Director                               October 13, 1995
                    James Q. Crowe

     -------------------------------------------        Director
                 Robert B. Daugherty

     -------------------------------------------        Director
                  Charles M. Harper

     -------------------------------------------        Director
                  Peter Kiewit, Jr.

                     /s/ MATTHEW J. JOHNSON                                                    October 13, 1995
     -------------------------------------------
                  Matthew J. Johnson
                   Attorney-In-Fact

                           MFS DIRECTORS AND OFFICERS


    Pursuant to the requirements of the Securities Act of 1933, this post-effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------

                        /s/ JAMES Q. CROWE              Chairman of the Board and Chief
     -------------------------------------------         Executive Office                      October 13, 1995
                    James Q. Crowe                       (Principal Executive Officer)

                                                        Senior Vice President, Chief
                              *                          Financial Officer
     -------------------------------------------         (Principal Financial Officer) and     October 13, 1995
                 R. Douglas Bradbury                     Director

                              *
     -------------------------------------------        Vice President and Controller          October 13, 1995
                   Robert J. Ludvik                      (Principal Accounting Officer)

     -------------------------------------------        Director
                    Howard Gimbel

                              *
     -------------------------------------------        Director                               October 13, 1995
                   Royce J. Holland

                              *
     -------------------------------------------        Director                               October 13, 1995
                   Richard R. Jaros

                              *
     -------------------------------------------        Director                               October 13, 1995
                   Robert E. Julian

     -------------------------------------------        Director
                   David C. McCourt

     -------------------------------------------        Director
                  Ronald W. Roskens

                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------         -----
                              *
     -------------------------------------------        Director                               October 13, 1995
                  Walter Scott, Jr.

                              *
     -------------------------------------------        Director                               October 13, 1995
                  Kenneth E. Stinson

     -------------------------------------------        Director
                  Michael B. Yanney

                        /s/ JAMES Q. CROWE                                                     October 13, 1995
     -------------------------------------------
                    James Q. Crowe
                   Attorney-In-Fact